GMO RESOURCE TRANSITION FUND
Summary Prospectus
June 30, 2025, as revised April 29, 2026

Share Class:	Class R6	Class I
Ticker:	—	GMOCX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.gmo.com/americas/investment-capabilities/mutual-funds/. You can also get this information at no cost by calling 1-617-346-7646, by sending an email request to SHS@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2025, as revised April 29, 2026, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class R6	Class I
Management fee	0.95%[1]	0.95%[1]
Other expenses	0.16%	0.28%[2]
Total annual fund operating expenses	1.11%	1.23%
Expense reimbursement/waiver	(0.16%)[1]	(0.16%)1,[2]
Total annual fund operating expenses after expense reimbursement/waiver	0.95%	1.07%
1 Includes both management fee of 0.80% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.95% for Class R6 shares and 0.95% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, borrowing and borrowing-related costs (such as expenses incurred in establishing and maintaining a credit facility), taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust and GMO-managed ETFs (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. These reimbursements and waivers will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2  Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.15% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6	$97	$337	$596	$1,337
Class I	$109	$374	$660	$1,475

GMO RESOURCE TRANSITION FUND
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate (excluding short-term investments) was 58% of the average value of its portfolio securities. That portfolio turnover rate includes investments in U.S. Treasury Fund, which the Fund uses as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during its fiscal year ended February 28, 2025, excluding transactions in U.S. Treasury Fund and other short-term investments, was 47% of the average value of its portfolio securities.
Principal investment strategies
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies in the resource transition sector (as defined below). Given global population growth, the industrialization of emerging countries, and the clean energy transition, GMO believes that global demand for many natural resources will increase and, given the finite supply of natural resources, that prices of these natural resources will increase over a long time period. GMO also believes that the demand for clean energy will continue to increase. In managing the Fund, GMO seeks to invest the Fund’s assets in the securities of companies that it believes will benefit from and avoid companies it believes will be adversely affected by, the long-term increase GMO expects in natural resource prices and the increasing demand for clean energy. GMO expects the Fund’s long-term performance to have a low correlation to the performance of equity markets generally.
GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies. GMO also may consider ESG (environmental, social, and governance) criteria.
In selecting securities for the Fund, GMO uses a combination of investment methods to identify resource transition equities GMO believes have positive return potential relative to the securities of other resource transition equities. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as profitability, cash flow and earnings, and a comparison of these ratios to current and historical averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to other securities of companies in the resource transition sector. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, issuer, or currency and companies with similar market capitalizations. The Fund invests in companies tied economically to emerging markets. The Fund may invest its assets in securities of companies of any market capitalization and may invest a significant portion of its assets in securities of companies with smaller market capitalizations. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund has a fundamental policy to concentrate its investments in the resource transition sector, and under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector (see “Name Policies”). The Fund considers the “resource transition sector” to include companies that own, produce, refine, process, transport, and market natural resources other than fossil fuels and companies that provide related equipment, infrastructure, and services. The sector includes, for example companies in the following industries: diversified mining, precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, water, alternative energy sources, and environmental services. The Fund does not consider the integrated oil and gas or oil and gas exploration and production industries to be part of the “resource transition sector”. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries.
The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund.An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

GMO RESOURCE TRANSITION FUND
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Focused Investment Risk – Because the Fund concentrates its investments in the resource transition sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the resource transition sector and is subject to higher risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the resource transition sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the resource transition sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability. Such companies are often capital-intensive and use significant amounts of leverage, subjecting them to the risk of rising interest rates that could adversely affect their ability to repay debt issued to finance capital projects and/or to borrow or otherwise raise additional money to finance those projects. Projects in the resource transition sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the resource transition sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the resource transition sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the resource transition sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The Fund’s concentration in the securities of companies in the resource transition sector exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. For example, the Fund’s lack of exposure to companies that own fossil fuel reserves or that focus on oil and gas exploration and production may have an adverse effect on Fund performance relative to a fund that invested more broadly across the natural resources sector. Because the Fund invests primarily in the resource transition sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate significantly more than if the Fund had a broader range of investments.
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Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of issuers tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or commodities and often are more volatile than the economies of developed countries.

GMO RESOURCE TRANSITION FUND
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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that the Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices at a particular time or at all.
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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism, diplomatic tensions, dramatic changes in regulatory and/or foreign policy, cyberattacks, and rapid technological developments such as artificial intelligence) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. The Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of the Fund’s shares will be adversely affected if the securities or other assets that are the subject of the Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities is theoretically unlimited.
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract or a clearing member used by the Fund to hold a cleared derivatives contract is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.
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Leveraging Risk – The use of derivatives, short sales and securities lending can create leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption and the value of the Fund’s assets declines between the time a redemption request is treated as being received by the Fund and the time the Fund liquidates assets to fund that redemption.
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Large Transactions Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by (or caused by) that shareholder or group will require the Fund to sell investments at disadvantageous prices, disrupt the Fund’s operations, lead to temporary overexposure to the Fund’s intended investment program or force the Fund’s liquidation. The Fund also may be subject to these effects when a number of shareholders collectively redeem or sell a large amount of Fund shares.

GMO RESOURCE TRANSITION FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI ACWI Commodity Producers ex-Energy Index and a broad-based securities market index. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class VI shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class VI Shares
Years Ending December 31

Highest Quarter:	6.83%	3Q 2024
Lowest Quarter:	-18.67%	4Q 2024
Year-to-Date:	-8.11%	As of	3/31/2025
Average Annual Total Returns
Periods Ending December 31, 2024
	1 Year	5 Years	10 Years	Incept.
Class VI				2/15/2023
Return Before Taxes	-26.24%	N/A	N/A	-23.08%
Return After Taxes on Distributions	-26.83%	N/A	N/A	-23.91%
Return After Taxes on Distributions and Sale of Fund Shares	-15.35%	N/A	N/A	-17.06%
MSCI ACWI Commodity Producers ex-Energy Index[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-12.77%	N/A	N/A	-7.32%
MSCI ACWI[1] (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.49%	N/A	N/A	16.42%
1  MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Lucas White (since the Fund’s inception in 2022)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Thomas Hancock (since the Fund’s inception in 2022)	Head, Focused Equity Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when the New York Stock Exchange (“NYSE”) is open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

GMO RESOURCE TRANSITION FUND
U.S. tax information
The Fund intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or that are not investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker, agent or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.